EXHIBIT 10.12(b)



                       FIRST AMENDMENT TO
                EOG RESOURCES, INC. SAVINGS PLAN

     THIS AGREEMENT, by EOG Resources, Inc. (the "Sponsor"),

                           WITNESSETH:

     WHEREAS, the Sponsor maintains the EOG Resources, Inc.
Savings Plan (the "Plan");

     WHEREAS, the Sponsor retained the right in Section 13.1 of the Plan to amend the Plan from time to time;

     WHEREAS, the Plan is required to be amended to comply with final and temporary regulations promulgated under section 401(a)(9) of the Internal Revenue Code of 1986, as amended (the "Code"), on April 17, 2002; and

     WHEREAS, the Board of Directors of the Sponsor approved resolutions authorizing the proper officers of the Sponsor to amend the Plan to comply with the requirements of the Code;

     NOW, THEREFORE, the Plan is hereby amended, effective
January 1, 2003, except as otherwise required by applicable law or as provided in the applicable provisions of the Plan, as follows:

          A new Article XVII is hereby added to the Plan to provide as set forth in the substitute pages attached hereto which shall be inserted into the Plan immediately following Article XVI of the Plan.

     IN WITNESS WHEREOF, the Sponsor has executed this Agreement this 15th day of December 2003.

                              EOG RESOURCES, INC.



                              By:   /s/ PATRICIA EDWARDS
                                        Patricia Edwards

                              Title: V.P. Human Resources,
                                      Administration and
                                      Corporate Secretary


                          ARTICLE XVII

                MINIMUM DISTRIBUTION REQUIREMENTS

          17.1 General Rules

          (a) Effective Date. The provisions of this Article will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

          (b) Precedence. The requirements of this Article will take precedence over any inconsistent provisions of the Plan.

          (c) Requirements of Treasury Regulations Incorporated. All distributions required under this Article will be determined and made in accordance with the Treasury regulations under section 401(a)(9) of the Code.

          (d) TEFRA Section 242(b)(2) Elections. Notwithstanding the other provisions of this Article, distributions may be made under a designation made before January 1, 1984, in accordance with section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act ("TEFRA") and the provisions of the Plan that relate to section 242(b)(2) of TEFRA.

          17.2 Time and Manner of Distribution.

          (a) Required Beginning Date. The Member's entire interest will be distributed, or begin to be distributed, to the Member no later than the Member's Required Beginning Date.

          (b) Death of Participant Before Distributions Begin. If the Member dies before distributions begin, the Member's entire interest will be distributed, or begin to be distributed, no later than as follows:

               (i) If the Member's surviving spouse is the Member's sole Designated Beneficiary, then distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Member died, or by December 31 of the calendar year in which the Member would have attained age 70 1/2, if later.

               (ii) If the Member's surviving spouse is not the Member's sole Designated Beneficiary, then distributions to the Designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Member died.

               (iii) If there is no Designated Beneficiary as of September 30 of the year following the year of the Member's death, the Member's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Member's death.

               (iv) If the Member's surviving spouse is the Member's sole Designated Beneficiary and the surviving spouse dies after the Member but before distributions to the surviving spouse begin, this Section 17.2(b)(iv), other than Section 17.2(b)(i), will apply as if the surviving spouse were the Member.

               For purposes of this Section 17.2(b) and
          Section 17.4, unless Section 17.2(b)(iv) applies, distributions are considered to begin on the Member's Required Beginning Date. If Section 17.2(b)(iv) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section 17.2(b)(i). If distributions under an annuity purchased from an insurance company irrevocably commence to the Member before the Member's Required Beginning Date (or to the Member's surviving spouse before the date distributions are required to begin to the surviving spouse under
          Section 17.2(b)(i)), the date distributions are considered to begin is the date distributions actually commence.

          (c) Forms of Distribution. Unless the Member's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first Distribution Calendar Year distributions will be made in accordance with Sections 17.3 and 17.4. If the Member's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of section 401(a)(9) of the Code and the Treasury regulations.

          17.3 Required Minimum Distributions During Participant's Lifetime.

          (a)  Amount of Required Minimum Distribution For Each
     Distribution Calendar Year. During the Member's lifetime, the minimum amount that will be distributed for each Distribution Calendar Year is the lesser of:

               (i) the quotient obtained by dividing the Participant's Account Balance by the distribution period in the Uniform Lifetime Table set forth in section 1.401(a)(9)-9 of the Treasury regulations, using the Member's age as of the Member's birthday in the Distribution Calendar Year; or

               (ii) if the Member's sole Designated Beneficiary for the Distribution Calendar Year is the Member's spouse, the quotient obtained by dividing the Participant's Account Balance by the number in the Joint and Last Survivor Table set forth in section 1.401(a)(9)-9 of the Treasury regulations, using the Member's and spouse's attained ages as of the Member's and spouse's birthdays in the Distribution Calendar Year.

          (b) Lifetime Required Minimum Distributions Continue Through Year of Participant's Death. Required minimum distributions will be determined under this Section 17.3 beginning with the first Distribution Calendar Year and up to and including the Distribution Calendar Year that includes the Member's date of death.


          17.4 Required Minimum Distributions After Participant's Death.

          (a)  Death On or After Date Distributions Begin.

               (i) Participant Survived by Designated Beneficiary. If the Member dies on or after the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Member's death is the quotient obtained by dividing the Participant's Account Balance by the longer of the remaining Life Expectancy of the Member or the remaining Life Expectancy of the Member's Designated Beneficiary, determined as follows:

                    (1) The Member's remaining Life Expectancy is calculated using the age of the Member in the year of death, reduced by one for each subsequent year.

                    (2) If the Member's surviving spouse is the Member's sole Designated Beneficiary, the remaining Life Expectancy of the surviving spouse is calculated for each Distribution Calendar Year after the year of the Member's death using the surviving spouse's age as of the spouse's birthday in that year. For Distribution Calendar Years after the year of the surviving spouse's death, the remaining Life Expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse's birthday in the calendar year of the spouse's death, reduced by one for each subsequent calendar year.

                    (3) If the Member's surviving spouse is not the Member's sole Designated Beneficiary, the Designated Beneficiary's remaining Life Expectancy is calculated using the age of the beneficiary in the year following the year of the Member's death, reduced by one for each subsequent year.

               (ii) No Designated Beneficiary. If the Member dies on or after the date distributions begin and there is no Designated
          Beneficiary as of September 30 of the year after the year of the Member's death, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Member's death is the quotient obtained by dividing the Participant's
          Account Balance by the Member's remaining Life Expectancy calculated using the age of the Member in the year of death, reduced by one for each subsequent year.

          (b)  Death Before Date Distributions Begin.

               (i) Five-Year Default Rule. If the Member dies before the date distributions begin, distribution of the Member's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Member's death.

               (ii) Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Member dies before the date distributions begin, the Member's surviving spouse is the Member's sole Designated Beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Section 17.2(b)(i), this Section 17.4(b) will apply as if the surviving spouse were the Member.

          17.5 Definitions.

          (a) Designated Beneficiary. The individual who is designated as the beneficiary under Section 6.2 and is the designated beneficiary under section 401(a)(9) of the Code and section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

          (b)  Distribution Calendar Year.  A calendar year for which a
     minimum distribution is required.   For distributions beginning
     before the Member's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Member's Required Beginning Date. For distributions beginning after the Member's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin under Section 17.2(b). The required minimum distribution for the Member's first Distribution Calendar Year will be made on or before the Member's Required Beginning Date. The required minimum distribution for other Distribution Calendar Years, including the required minimum distribution for the Distribution Calendar Year in which the Member's Required Beginning Date occurs, will be made on or before December 31 of that Distribution Calendar Year.

          (c) Life Expectancy. Life expectancy as computed by use of the Single Life Table in section 1.401(a)(9)-9 of the Treasury regulations.

          (d) Participant's Account Balance. The account balance as of the last valuation date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the Distribution Calendar Year if distributed or transferred in the valuation calendar year.

          (e)  Required Beginning Date.  The date specified in
     Section 6.13.